UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Investor Home > Accounts & Services > Proxy Voting Tools: Accounts & Services · Account Access · Retirement Plan Manager (RPM) · Service Center · Tax Center · Proxy Voting Proxy Voting Information Proxy statements were mailed on or about January 26, 2012 to shareholders of record as of the close of business on January 4, 2012 for the Invesco Funds. The purpose of the proxy statement, among other things, is to approve an agreement and plan of reorganization. The proxy statement contains disclosure information about the proposal for which votes or voting instructions have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below. How to vote You may cast your vote or voting instructions by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations. By Internet You may vote your shares at www.proxy-direct.com . Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site. By Telephone Call toll-free 1.800.337.3503 to vote for the Invesco Retail Funds. Enter the control number listed on the proxy card and follow the recorded instructions.

By Mail Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing. In Person The shareholder meeting for the Invesco Funds will be held on April 2, 2012. Please notify Invesco at 1.800.952.3502 if you plan to attend any of the above meetings. Proxy Tool If you have any questions... If you have questions on the proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1.800.959.4246 any business day between 7:00 a.m. and 6:00 p.m. CT. If we have not received your proxy card or voting instructions after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote. Prospectuses | Help | Site Map | Terms of Use | Privacy | Legal Information | Business Continuity Plan NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisers for a prospectus/summary prospectus. All data provided by Invesco unless otherwise noted. Invesco Distributors, Inc. is a U.S. distributor for retail mutual funds, exchange-traded funds, institutional money market funds and unit investment trusts. Van Kampen Funds Inc. is a sponsor of unit investment trusts. Both entities are wholly owned, indirect subsidiaries of Invesco Ltd. Invesco Distributors, Inc. 04/2011 ©2011 Invesco Ltd. All rights reserved.

Investor Home > Accounts & Services > Proxy Voting Tools: Accounts & Services · Account Access · Retirement Plan Manager (RPM) · Service Center · Tax Center · Proxy Voting Invesco Proxy Information by Fund Invesco Capital Development Fund 1. Please read the proxy statement in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may vote your shares at www.proxy-direct.com . Additional fund materials: · Prospectus (PDF) · Annual Report (PDF) Invesco Commodities Strategy Fund 1. Please read the proxy statement in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may vote your shares at www.proxy-direct.com . Additional fund materials: · Prospectus (PDF) · Annual Report (PDF)

Invesco High Income Municipal Fund 1. Please read the proxy statement in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may vote your shares at www.proxy-direct.com . Additional fund materials: · Prospectus (PDF) · Annual Report (PDF) · Semiannual Report (PDF) Invesco U.S. Mid Cap Value Fund 1. Please read the proxy statement in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may vote your shares at www.proxy-direct.com . Additional fund materials: · Prospectus (PDF) · Annual Report (PDF) · Semiannual Report (PDF) Invesco V.I. Capital Appreciation Fund

1. Please read the proxy statement in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may vote your shares at www.proxy-direct.com . Additional fund materials: · Prospectus (PDF) · Annual Report (PDF) Invesco V.I. Capital Development Fund 1. Please read the proxy statement in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may vote your shares at www.proxy-direct.com . Additional fund materials: · Prospectus (PDF) · Annual Report (PDF) Invesco V.I. Leisure Fund 1. Please read the proxy statement in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may vote your shares at www.proxy-direct.com . Additional fund materials: · Prospectus (PDF)

· Annual Report (PDF) Prospectuses | Help | Site Map | Terms of Use | Privacy | Legal Information | Business Continuity Plan Invesco Investment Services, Inc. 03/2011 ©2011 Invesco Ltd. All rights reserved.

HYPERLINK ALERT You are now leaving invesco.com. As a convenience to our users, the Invesco web site contains links to other web sites that are created and maintained by other organizations. Invesco does not control, cannot guarantee, and is not responsible for the accuracy, timeliness, or even the continued availability or existence of the information contained on the web site you are about to enter. Access is provided for the convenience of online shareholder voting for Invesco only and should not be construed as an offer, solicitation, recommendation, endorsement or approval by Invesco of any other products or services described in such other web sites. Prospectuses | Help | Site Map | Terms of Use | Privacy

QUESTIONS & ANSWERS FOR:
Invesco Commodities Strategy Fund
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.
•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.
•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.
•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the April 2, 2012 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.
WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between proxy-direct.com Web server and the shareholder’s computer.
•	Control Number – Each shareholder is required to enter his or her control number. proxy-direct.com verifies the number and presents the holder with the proxy card.
•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which will be held on April 2, 2012 at 3:00 p.m. Central time.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	To approve an Agreement and Plan of Reorganization between Invesco Commodities Strategy Fund (the “Target Fund”), and Invesco Balanced-Risk Commodity Strategy Fund (the “Acquiring Fund”), a series of AIM Investment Funds (Invesco Investment Funds) (the “Trust”), providing for: (a) the acquisition of all of the assets and assumptions of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposal can be found in the proxy statement.

INVESCO PROXY WO# 23180 — TOUCH-TONE TELEPHONE VOTING SCRIPT ** PROXY CARD ** IVR Revision 12-16-11 Control Number: 180 99999 001 099 Security Code: 9999 9999 WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE SHAREHOLDER HEARS: THE INITIAL PROMPT: “Thank you for calling the proxy voting line. Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS: “Next, located in the un-shaded box is an 8 digit number. Please enter this number now.” THEN YOU HEAR: “Thank you. Please hold while I validate those numbers.” IF CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH: “Okay, you’ll be voting your proxy for shares in the Invesco Funds” IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR: “ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...” IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD: “I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin...” THE VOTING OPTIONS ARE THEN OFFERED:”You can vote in one of two ways...To vote as the Board Recommends on the Proposal, press 1; or To vote directly on the Proposal, press 2.” OPTION 1: VOTING AS THE BOARD RECOMMENDS:IF THE SHAREHOLDER PRESSES 1 TO VOTE AS THE BOARD RECOMMENDS ON THE PROPOSAL, HE/SHE WILL HEAR: “Please note: Your vote will be cast automatically should you decide to hang up during the summary.” “You’ve elected to vote on the proposal in accordance with the recommendations of the Board.” “If this is correct, press 1; otherwise, press 2. If you’d like to hear the information again, press # (pound). “ IF THE SHAREHOLDER PRESSES 1, INDICATING THE VOTE IS CORRECT, HE/SHE WILL HEAR: “Please hold while I record your vote.” THEN THEY HEAR: “Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice. I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.” IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR: “Okay, lets change your vote.” The system then prompts the voting options again. AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY CHOOSE TO VOTE ANOTHER PROXY THEY HEAR: “Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now.” IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: “Thank you for voting, goodbye.”

OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON THE PROPOSAL DIRECTLY:THE SHAREHOLDER HEARS: “Okay, I’ll take you through the proposal” THEN, MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON THE PROPOSAL: “PROPOSAL 1: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR: “Okay, you’ve finished voting but your vote has not yet been recorded.” “To hear a summary of how you voted, press 1; To record your vote, Press 2.” IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR: “Please note your vote will be cast automatically should you decide to hang up during the summary.” “You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD] AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS: “If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).” IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR: “(Okay) Please hold while I record your vote.” THEN THEY HEAR: “Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice. I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.” IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR: “Okay, lets change your vote.” [The system then prompts the voting options again.] AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS: “Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now.” IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: “Thank you for voting, goodbye.”

INVESCO PROXY WO# 23181 — TOUCH-TONE TELEPHONE VOTING SCRIPT ** PROXY CARD ** IVR Revision 12-16-11 Control Number: 181 99999 001 099 Security Code: 9999 9999 WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE SHAREHOLDER HEARS: THE INITIAL PROMPT: “Thank you for calling the proxy voting line. Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS: “Next, located in the un-shaded box is an 8 digit number. Please enter this number now.” THEN YOU HEAR: “Thank you. Please hold while I validate those numbers.” IF CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH: “Okay, you’ll be voting your proxy for shares in the Invesco Funds” IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR: “ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...” IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD: “I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin...” THE VOTING OPTIONS ARE THEN OFFERED:”You can vote in one of two ways...To vote as the Board Recommends on the Proposal, press 1; or To vote directly on the Proposal, press 2.” OPTION 1: VOTING AS THE BOARD RECOMMENDS:IF THE SHAREHOLDER PRESSES 1 TO VOTE AS THE BOARD RECOMMENDS ON THE PROPOSAL, HE/SHE WILL HEAR: “Please note: Your vote will be cast automatically should you decide to hang up during the summary.” “You’ve elected to vote on the proposal in accordance with the recommendations of the Board.” “If this is correct, press 1; otherwise, press 2. If you’d like to hear the information again, press # (pound). “ IF THE SHAREHOLDER PRESSES 1, INDICATING THE VOTE IS CORRECT, HE/SHE WILL HEAR: “Please hold while I record your vote.” THEN THEY HEAR: “Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice. I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.” IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR: “Okay, lets change your vote.” The system then prompts the voting options again. AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY CHOOSE TO VOTE ANOTHER PROXY THEY HEAR: “Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now.” IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: “Thank you for voting, goodbye.”

OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON THE PROPOSAL DIRECTLY:THE SHAREHOLDER HEARS: “Okay, I’ll take you through the proposal” THEN, MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON THE PROPOSAL: “PROPOSAL 1: [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” [FOR MULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2; Or to ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.” WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR: FOR HOLDING 1: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” FOR HOLDING 2: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” FOR HOLDING 3: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR: “Okay, you’ve finished voting but your vote has not yet been recorded.” “To hear a summary of how you voted, press 1; To record your vote, Press 2.” IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR: “Please note your vote will be cast automatically should you decide to hang up during the summary.” “You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD] AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS: “If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).” IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR: “(Okay) Please hold while I record your vote.” THEN THEY HEAR: “Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice. I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.” IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR: “Okay, lets change your vote.” [The system then prompts the voting options again.] AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS: “Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now.” IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: “Thank you for voting, goodbye.”

Thank you for calling Invesco.
If you plan to attend the Invesco Open-End Funds Shareholder Meeting Press 1.

OPTION 1	Thank you for planning to attend the upcoming Shareholder Meeting which currently scheduled for 3:00 p.m. central time on April 2, 2012.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que.

Again thank you for calling Invesco.